Exhibit 10.1
AGREEMENT, LIMITED CONSENT AND AMENDMENT NO. 1 TO SECOND
AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT
     This AGREEMENT, LIMITED CONSENT AND AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT (this “Amendment”), dated as of July 9, 2009, is entered into by and between PATRIOT CAPITAL FUNDING LLC I (“PCAP LLC”), as the borrower (the “Borrower”), PATRIOT CAPITAL FUNDING, INC., in its individual capacity (in such capacity, “PCAP”) and as the servicer (in such capacity, the “Servicer”), BMO CAPITAL MARKETS CORP., as the agent (in such capacity, the “Agent”), FAIRWAY FINANCE COMPANY, LLC, as a conduit lender (in such capacity, the “Conduit Lender”), BRANCH BANKING AND TRUST COMPANY, as an institutional lender (in such capacity, the “Institutional Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the trustee (in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Agreement (as defined below).
R E C I T A L S
     WHEREAS, Borrower, Servicer, each of the lenders party thereto (the “Lenders”), the Agent, the other agents party thereto and Trustee have entered into that certain Second Amended and Restated Loan Funding and Servicing Agreement, dated as of April 11, 2008 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);
     WHEREAS, the Borrower has requested that the Agent, the Trustee and the Lenders agree to amend the Agreement as more fully set forth herein;
     WHEREAS, the Agent, the Trustee and the Lenders are willing to agree to amend the Agreement on the terms and subject to the conditions set forth herein;
     WHEREAS, the Borrower and PCAP have requested that the Agent and the Lenders consent to (a) the sale (as described in this clause (a), the “Encore Sale Transaction”) by the Borrower of the Transferred Loans and other rights in, to and under that certain Senior Loan Agreement, dated as of November 21, 2003, among Encore Legal Solutions, Inc. (“Encore”), PCAP, as agent for PCAP LLC, and PCAP LLC, as lender (the “Encore Loans”), to the extent outstanding as of the date of consummation of the sale of the Encore Loans, the sale of certain equity interests of Encore, and the consummation of certain related transactions, in each case pursuant to and strictly in accordance with the terms of a purchase agreement in the form attached hereto as Exhibit A (with such changes as the Agent shall approve in its sole discretion, the “Encore Sale Agreement”), (b) the sale (as described in this clause (b), the “L.A. Spas Sale Transaction”; and, together with the Encore Sale Transaction, the “Sale Transactions”) by the Borrower of the Transferred Loans and other rights in, to and under that certain Credit Agreement, dated as of October 28, 2004 among L.A. Spas, Inc. (“L.A. Spas”), PCAP LLC, as lender and PCAP, as Agent (the “L.A. Spas Loans”), to the extent outstanding as of the date of consummation of the sale of the L.A. Spas Loans, the sale of the equity interests of L.A. Spas, and the consummation of certain related transactions, in each case pursuant to and strictly in accordance with the terms of an agreement to transfer business in the form attached hereto as

Exhibit B (with such changes as the Agent shall approve in its sole discretion, the “L.A. Spas Sale Agreement”) and, (c) in connection therewith, the release of the Trustee’s Liens on the Transferred Loans and related Collateral sold pursuant to the Sale Transactions (collectively, the “Released Collateral”); and
     WHEREAS, the Agent and the Lenders are willing to consent to the Sale Transactions and the release of the Trustee’s Liens on the Released Collateral, in each case solely on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. AMENDMENT. Section 2.8(b)(i) of the Agreement is hereby amended by replacing the dollar amount “$250,000.00” in the last line thereof with the dollar amount “$500,000.00.”
     SECTION 2. LIMITED CONSENT TO SALE TRANSACTIONS; RELEASE OF LIENS. Notwithstanding anything to the contrary set forth in the Transaction Documents:
     (a) as long as (i) the Encore Sale Transaction is consummated pursuant to and strictly in accordance with the terms of the Encore Sale Agreement and (ii) the L.A. Spas Sale Transaction is consummated pursuant to and strictly in accordance with the terms of the L.A. Spas Sale Agreement, and subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5 hereof and each of the provisions of clause (b) of this Section 2, the Agent and the Lenders hereby consent to consummation by the Borrower of the Sale Transactions;
     (b) the Borrower, the Servicer and PCAP hereby covenant and agree, and the Agent and the Lenders hereby acknowledge and agree, that, upon the consummation of the Encore Sale Transaction, the Borrower and PCAP shall cause the Buyer (as defined in the Encore Sale Agreement) to pay 100% of the Purchase Price (as defined in the Encore Sale Agreement), which amount shall be no less than $3,175,000 (the “Encore Sale Payment”) directly to the Collection Account to be applied against Obligations in accordance with Section 2.8(b) of the Agreement; and
     (c) the Agent and each Lender hereby authorize and direct the Trustee, upon the consummation of the Sale Transactions in accordance with the terms hereof, to execute and deliver such documents and instruments as are necessary or appropriate to release the Liens of the Secured Parties on the Released Collateral.
     SECTION 3. TRANSACTION DOCUMENTS IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all provisions of the Transaction Documents shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement or any other Transaction Document, and corresponding references thereto or therein such as “hereof, “herein”, or words of similar effect referring to the Agreement or any other Transaction Document shall be deemed to mean the Agreement or such Transaction Document as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement or any other Transaction Document other than as expressly set forth herein.
     SECTION 4. REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS.
     (a) Representations and Warranties. Each of the Borrower, PCAP and Servicer represents and warrants as of the date of this Amendment as follows:
     (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
     (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, bylaws, or other organizational documents, or (B) any Applicable Law;
     (iii) this Amendment hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (iv) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment (as amended hereby) by or against it;
     (v) this Amendment has been duly executed and delivered by it;
     (vi) the Encore Sale Payment is the only consideration (cash or otherwise) paid or to be paid to the Borrower or PCAP in respect of the purchase of the Transferred Loans and other assets sold pursuant to the Encore Sale Agreement;
     (vii) neither the Borrower nor PCAP nor any other Person has received or will receive any cash or other property in connection with the L.A. Spas Sale Transaction;
     (viii) attached hereto as Exhibit C is a true and correct copy of the Credit and Collection Policy as in effect as of the date hereof;
     (ix) Exhibit D sets forth a true, correct and complete listing of all Loans (and the outstanding principal balance thereof as of July 1, 2009) that are owned by the Borrower that constitute Transferred Loans (it being understood and agreed that, with respect to any Loan listed on Exhibit D that was not, prior to the date hereof, duly sold or contributed by PCAP to Borrower, PCAP hereby makes a capital contribution of such Loan, the Related Property related thereto and all other related assets of the types described in clauses (iii) through (viii) of Section 2.1 (a) of the Purchase Agreement and agrees to comply with all other procedures contemplated in the Purchase Agreement to effectuate and evidence such capital contribution); and

     (x) the recitals to this Amendment are true.
     (b) Additional Covenants and Agreements.
     (i) No later than 30 days after the Effective Date, PCAP shall (A) establish a new deposit account in its own name (the “PCAP Account”) and (B) notify each Person that is not an Obligor on a Transferred Loan to make all payments due to PCAP into the PCAP Account and not into the Concentration Account.
     (ii) Promptly after request by the Agent, the Borrower and the Servicer shall enter into an amendment to the Agreement, in form and substance satisfactory to the Agent and the Lenders, in order to amend Section 2.8 of the Agreement to provide for application of any or all of the amounts on deposit in the Collection Account and the Reserve Account on a daily basis.
     (iii) Without limitation of anything set forth in the Agreement, the Borrower, the Servicer and PCAP hereby acknowledge and agree that, without the prior written consent of the Agent, neither the Borrower, the Servicer nor PCAP shall agree with any Obligor on any Transferred Loan (other then EmployBridge Holding Company, so long as any such agreement with EmployBridge Holding Company is consummated pursuant to documentation reasonably acceptable to Agent), to accept equity interests or any other non-cash consideration in lieu of (A) forbearance from exercising any or all rights and remedies with respect to any Transferred Loan or (B) cash payment of any amounts due in respect of any such Transferred Loan.
     (iv) The Borrower, PCAP and the Servicer agree to (A) take such actions and do such other things as Agent shall reasonably request to carry out the agreements set forth in this Amendment, (B) execute and deliver such documentation as Agent shall reasonably request and (C) provide the Agent and the Lenders with regular updates and reports regarding the process relating to the contemplated sale of, or other strategic transaction involving, PCAP, including, without limitation, providing the Agent and the Lenders with copies of any and all letters of intent relating to such sale and any other material information related thereto.
     SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (such date, the “Effective Date”) upon which each of the following conditions is satisfied:
     (a) the Agent shall have received duly executed signature pages to this Amendment by each of the parties hereto;
     (b) the Encore Sale Transaction shall have been consummated, and 100% of the gross proceeds of the Encore Sale Payment shall have been deposited in the Collection Account for application as provided in Section 2(b) hereof;
     (c) PCAP shall have made a cash equity contribution to the Borrower in an amount equal to the positive difference, if any, of (i) $3,375,000 minus (b) the Encore Sale Payment, and the proceeds of such cash contribution shall have been deposited in the Collection Account (and the parties hereto agree that such amounts shall be applied against Obligations in accordance with Section 2.8(b) of the Agreement);
     (d) the Agent shall have received by wire transfer of immediately available funds for the ratable benefit of each Lender, an amendment fee in the amount of $137,000 (which fee shall be fully-earned and non-refundable once paid);
     (e) pursuant to a letter agreement satisfactory to Agent (the “Swap Termination Letter”), an Early Termination Date shall be deemed to have occurred under and as defined in the ISDA Master Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “ISDA Master”), dated as of July 27, 2005, between the Borrower and the Bank of Montreal (“BMO”) with respect to all existing Transactions (as defined in the ISDA Master) thereunder (and the parties hereto acknowledge and agree that (i) the Borrower owes BMO a Settlement Amount (as defined in the ISDA Master) of $3,251,026, (ii) such amount constitutes Hedge Breakage Costs, which, if not otherwise paid, shall be paid to BMO pursuant to Section 2.8(b) of the Agreement, (iii) notwithstanding anything to the contrary in Section 5.2 of the Agreement, the Borrower shall have no obligation to enter into any further Hedge Transaction under the Agreement and, (iv) notwithstanding anything in the Agreement to the contrary, the deemed occurrence of the Early Termination Date pursuant to the Swap Termination Letter shall not constitute a Termination Event under the Agreement);
     (f) the Agent shall have received payment in the amount of $500,000 as reimbursement for all fees and expenses of Latham & Watkins LLP, special counsel to the Agent, the fees and expenses of Macquarie, financial advisor to the Agent, and the other costs and expenses incurred by the Agent in connection with the Transaction Documents and this Amendment on or prior to the Effective Date; and
     (g) Macquarie shall have received duly executed signature pages from the Borrower and PCAP to that certain letter agreement regarding indemnification dated as of May 25, 2009.
     SECTION 6. CONFIRMATION OF ADVANCES OUTSTANDING AND, OCCURRENCE OF TERMINATION EVENTS, SERVICER TERMINATION EVENTS AND AMORTIZATION PERIOD.
     (a) Borrower hereby acknowledges and agrees that, as of July 1, 2009, the aggregate principal amount of Advances Outstanding was $137,365,363.37.
     (b) Borrower and Servicer hereby acknowledge and agree that certain Termination Events and Servicer Termination Events have occurred and are continuing and that the Amortization Period has commenced.
     SECTION 7. MISCELLANEOUS.
     (a) This Amendment may be executed in any number of counterparts (including by facsimile or email in “.pdf” format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.
     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (f) This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
     (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE AMENDMENT OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PATRIOT CAPITAL FUNDING LLC I,
as the Borrower

By:	/s/ Timothy W. Hassler Name: Timothy W. Hassler
Title: Chief Investment Officer

By:	/s/ Matthew R. Colucci Name: Matthew R. Colucci
Title: Managing Director
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PATRIOT CAPITAL FUNDING, INC.,
individually and as the Servicer

By:	/s/ Timothy W. Hassler

Name: Timothy W. Hassler
Title: Chief Investment Officer

By:	/s/ Matthew R. Colucci

Name: Matthew R. Colucci
Title: Managing Director
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BMO CAPITAL MARKETS CORP., as the Agent

By:	Bank of Montreal,
its Attorney in Fact

By:

Name:

Title:

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FAIRWAY FINANCE COMPANY, LLC. as Conduit Lender

By:	/s/ Philip A. Martone Name: Philip A. Martone
Title: Vice President
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BRANCH BANKING AND TRUST COMPANY, as Institutional Lender
By:	/s/ Cory Boyte
	Name:	Cory Boyte
	Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Backup Servicer and as Trustee
By:	/s/ Cheryl Zimmerman
	Name:	Cheryl Zimmerman
	Title:	Vice President